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                                  United States
                       Securities and Exchange Commission
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report:   OCTOBER 2, 2001.



                             Citizens Capital Corp.
             (Exact Name of Registrant as specified in its charter)

               Texas                                       75-2368452
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation organization)


 1223 E. Beltline Rd., Suite 116, Dallas, Texas 75115* Mailing Address: P. O.
                        Box 670406, Dallas, Texas 75367
                    (Address of principal executive offices)

         Issuer's telephone number, including area code: (972) 960-2643

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Item 2.  Acquisition or Disposition of Assets.

Citizens Capital Corp. (the "Company") announced a (1) for (1) special dividend to common shareholders of record as of September 17, 2001. The dividend consist of (1) Citizens Capital Corp. Class A Subscription Right for each (1) share of Citizens Capital Corp. common stock held of record as of September 17, 2001. Each (5) Citizens Capital Corp. Class A Subscription Rights entitles the holder thereof the right to purchase (1) share of SCOR Brands, Inc. common stock from Citizens Capital Corp. at $0.52 per share. 48,022,500 shares of Citizens Capital Corp. common stock was issued and outstanding as of September. 17, 2001.

The payment date for the Citizens Capital Corp. Class A Subscription Rights dividend is October 1, 2001. The Class A Subscription Rights are transferable and shall be submitted for Over-the-Counter trading on the National Association of Securities Dealers (NASD) Over-the-Counter Bulletin Board. The Citizens Capital Corp. Class A Subscription Rights expire at 5:00 p.m. central standard time (CST) on Friday, November 30, 2001, unless said expiration date is extended by the board of directors of the Company, pursuant to the Citizens Capital Corp. Class A Subscription Rights Agreement dated August 30, 2001.

Those Citizens Capital Corp. Class A Subscription Rights holders who desire to subscribe to the SCOR Brands, Inc. shares may do so by: 1) indicating the number of shares being subscribed for; 2) endorsing the back of their rights certificate; 3) enclosing a certified check or money order for the numbers of shares scribed for at $0.52 per share and forwarding to the following address:

                             Citizens Capital Corp.
                           Attn: Rights A Subscription
                                 P.O. Box 670406
                               Dallas, Texas 75367

Those Citizens Capital Corp. Class A Subscription Rights holders who elect not to subscribe to shares of SCOR Brands, Inc. may take either of the following two actions at their discretion: 1) sale their rights through their stockbroker at the advent that trading in said rights begin. There can be no assurance that a market will develop in the rights; 2) let their rights expire non subscribed and unsold.

On June 13, 1997, the Company sold the exclusive marketing; distribution rights and ownership of the SCOR Brand trademark to SCOR Brands, Inc. in exchange for 19,000,000 shares of SCOR Brands, Inc. common stock. SCOR Brands, Inc. is the exclusive marketer and distributor of the SCOR Brand line of athletic shoes. SCOR(R)Brands products may be reviewed at its online SCOR Store located at: www.scorbrands.com


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If fully subscribed, the 48,022,500 Citizens Capital Corp. Class A Subscription
Rights shall effect the disposition by spinoff to Citizens Capital Corp. common shareholders, of 9,604,500 shares of SCOR Brands, Inc. common stock or approximately 29 percent of SCOR Brands, Inc. common shares outstanding.

Subsequent to the effectuated spinoff, if any Citizens Capital Corp. Class A Subscription Rights are subscribed to at all, SCOR Brands, Inc. shall become a separately held; operated and publicly traded entity. SCOR Brands, Inc. common shares due to be allocated as a result of subscription to the Citizens Capital Corp. Class A Subscription Rights shall be non-legend and fully transferable. The SCOR Brands, Inc. common shares shall initially be submitted for Over-the-Counter trading on the National Association of Securities Dealers
(NASD) Over-the-Counter Bulletin Board. Approval of the SCOR Brands, Inc. common shares for trading on the National Association of Securities Dealers (NASD) Over-the-Counter Bulletin Board shall be subject to the requirements of registration pursuant to the Securities Act of 1933 (the "Act") and/or the Exchange Act of 1934 (the "Exchange Act") unless an exemption from the requirements of registration is available therefrom.

SCOR Brands, Inc., at the direction of the Company, shall undertake to pursue the necessary requirements of registration of SCOR Brands, Inc. common stock pursuant to the Securities Act of 1933 (the "Act") and/or the Exchange Act of 1934 (the "Exchange Act") unless an exemption from the requirements of registration is available therefrom.



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Item 7. Financial Statements and Exhibits.


Exhibit  27.1

Citizens Capital Corp. Class A Subscription Rights Agreement dated August 30, 2001.

                                 ***************

                             CITIZENS CAPITAL CORP.
               SUBSCRIPTION RIGHTS AGREEMENT DATED AUGUST 30, 2001

                                    GOVERNING

                                   48,022,500
               CITIZENS CAPITAL CORP. CLASS A SUBSCRIPTION RIGHTS
                              (CUSIP #174445 12 2)

                                 ***************

THIS RIGHTS AGREEMENT dated as of August 27, 2001, is between and amongst Citizens Capital Corp., a Texas corporation (the "Company") and Securities Transfer Corporation, a Texas corporation (the "Rights Agent").

(Each five (5) Citizens Capital Corp. CLASS A SUBSCRIPTION RIGHTS entitles the rights holder thereof to purchase (1) share of SCOR Brands, Inc. common stock from Citizens Capital Corp. at $0.52 per common share). Citizens Capital Corp. CLASS A SUBSCRIPTION RIGHTS subscribers should fully execute and sign the reverse side of the Rights Certificate to subscribe for the purchase number of SCOR Brands, Inc. common shares entitled. Said fully executed and signed Rights Certificate along with a certified check, cashier check or money order should be mailed directly to Citizens Capital Corp. at:

                             Citizens Capital Corp.
                           Attn: Rights A Subscription
                                 P.O. Box 670406
                               Dallas, Texas 75367

RECITALS

A. Pursuant to a (1) for (1) special dividend declared by the board of directors of Citizens Capital Corp., a Texas corporation (the "Company"), consisting of
(1) Citizens Capital Corp. Class A Subscription Right for each (1) Citizens Capital Corp. common share owned of record, each one (1) share of Citizens Capital Corp. common stock owned of record is entitled to receive one (1) Citizens Capital Corp. Class A Right. Total aggregate Citizens Capital Corp. common shares issued and outstanding are 48,022,500. Total aggregate Citizens Capital Corp. CLASS A SUBSCRIPTION RIGHTS to be issued by way of special dividend to Citizens Capital Corp. common shareholders of record are 48,022,500.



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(Each five (5) Citizens Capital Corp. CLASS A SUBSCRIPTION RIGHTS entitles the rights holder thereof to purchase (1) share of SCOR Brands Inc. common stock (the "SCOR Shares"), from Citizens Capital Corp., at $0.52 per common share).

B. The Rights governed by this ("Rights Agreement") hereby are of a duly authorized issue of Class A Subscription Rights ("Rights A") of (the "Company"). These ("Rights A") are limited in aggregate number to 48,022,500 and are issued under and in accordance with this ("Rights Agreement") herein.

C. (The "Company") shall undertake to file all necessary Notices of Sale and/or undertake any necessary actions pursuant to registrations under the Securities Act of 1933; the Exchange Act of 1934 or pursuant to any exemptions therefrom related to the ("Rights A") hereof and the underlying common shares of SCOR Brands, Inc. to be issued, by (the "Company"), to ("Rights A") holders.

D. (The "Company") shall undertake to provide for the issuance of Rights Certificates (the "Rights Certificates") representing (the "Rights A").

E. (The "Company") desires (the "Rights Agent") to act on behalf of (the "Company"), in the role of "Rights Agent". (the "Rights Agent") is willing to so act, in connection with the issuance, recording, transfer and/or exchange of (the "Rights Certificates") and the issuance, recording, transfer and/or exchange of SCOR Brands, Inc. common stock related to the subscription to the ("Rights A").

The terms of this ("Rights Agreement") herein includes any successor Rights agent thereto permitted under (the "Rights Agreement"), to which (the "Rights Agreement") and all amendments thereto referenced are hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of (the "Company"), (the "Rights Agent"), the holders of Rights Certificates, and the owners of (the "Rights A") evidenced thereby and of the terms upon which the Rights Certificates are, and are to be, countersigned and delivered. A copy of this ("Rights Agreement") shall be available at all reasonable times at the office of (the "Rights Agent") for inspection by the Rights Holders hereof.

F. These ("Rights A") shall be fully transferable and free trading for the period in which they have life. The ("Rights A") shall initially trade on a "When Issued" basis. Subsequent to initial trading on a "When Issued", the ("Rights A") shall trade regular way.

G. The ("Rights A") shall expire on November 30, 2001. Subsequent to the expiration of said ("Rights A"), the ("Rights A") shall have no recognizable value to (the "Company").

H. All ("Rights A") subscriptions to purchase SCOR Brands, Inc. common shares from (the "Company") at $0.52 per share should be fully executed and signed with a certified check; cashiers check or money order enclosed for the number of SCOR Brands, Inc. common shares entitled for purchase then mail directly to (the "Company") at:

                             Citizens Capital Corp.
                           Attn: Rights A Subscription
                                 P.O. Box 670406
                               Dallas, Texas 75367


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I. All ("Rights A") certificate holders of record who wish to sell their
("Rights A") may do so by contacting their stockbroker and placing an order to sale the ("Rights A"). Said ("Rights A") shall sale at prevailing market prices. There is no assurance that a market will develop for (the "Rights A").

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Rights Certificates and the respective rights and obligations thereunder of the Company, the registered holders of the Rights Certificates and the Rights Agent, the parties hereto agree as follows:

1. Definitions. As used herein:

(a) "Common Shares" shall mean the Common Shares of (the "Company"), whether now or hereafter authorized, which have the right to participate in the distribution of earnings and/or assets of (the "Company"), which as of the date hereof consist of (the "Company's") no-par, Common Stock.

 (b) "Corporate Office" shall mean the place of business of (the "Company") located at: 1223 E. Belt line Rd., Suite 116, DeSoto, Texas 75115.

 (c) "Effective Date" shall mean the effective date of this Rights Agreement.

 (d) "Expiration Date" shall mean the date in which (the "Rights A") expire and shall have no further recognized value to or by (the "Company"). Said ("Rights A") expiration date shall be 5:00 p.m. Central Standard Time on the 30th day of November 2001. (The "Company") at its discretion, with notification to Rights Holders and amendment to this ("Rights Agreement") may extend said expiration date.

 (e) "Registered Holder" shall mean the person in whose name any Rights Certificate; Company common shares and/or SCOR shares are registered on the books maintained by (the "Rights Agent") pursuant to this Agreement.

 (f) "Rights A" shall mean the Citizens Capital Corp. CLASS A SUBSCRIPTION RIGHTS and include 48,022,500 Citizens Capital Corp. CLASS A SUBSCRIPTION RIGHTS. Each (1) Citizens Capital Corp. common share holder of record receives
(1) Citizens Capital Corp. Class A Right. Each (5) Rights is entitled to subscribe for the purchase of (1) share of SCOR Brands, Inc. common stock from (the "Company") at $0.52 per share.

 (g) "Rights Agent" shall mean (the "Company's") common stock and/or Rights A transfer agent, Securities Transfer Corporation located at: 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034.

 (h) "SCOR Shares" shall mean common shares of SCOR Brands, Inc. sold by (the Company) to Citizens Capital Corp. CLASS A SUBSCRIPTION RIGHTS Holders who are entitled to subscribe to said "SCOR Shares". Each (5) Citizens Capital Corp. CLASS A SUBSCRIPTION RIGHTS are entitled to purchase (1) share of SCOR Brands, Inc. common stock from (the Company) at: $0.52 per share. 48,022,500 fully scribed Citizens Capital Corp. CLASS A SUBSCRIPTION RIGHTS equate to 9,604,500 shares of SCOR Brands, Inc. common stock.

 (i) "Subscription Period" shall mean the period commencing on the payment date of the ("Rights A") to Rights A Holders and ending on the (Rights "A") expiration date.


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 (j) "Subscription Price" shall mean the ("Rights A") subscription purchase price of $0.52 per share of SCOR Brands, Inc. common stock purchased from the Company for each (5) Rights owned.

 (k) "Subsidiary" shall mean any corporation of which shares having ordinary voting power to elect a majority of the Board of Directors of such corporation (regardless of whether the shares of any other class or classes of such corporation shall have or may have voting power by reason of the happening of any contingency) are at the time directly or indirectly owned by (the "Company") or one or more subsidiaries of (the "Company").

2. Appointment of Rights Agent. (The "Company") hereby appoints (the "Rights Agent") to act as agent for (the "Company") in accordance with the instructions set forth hereafter in this ("Rights Agreement"), and (the "Rights Agent") hereby accepts such appointment and agrees to perform the duties and obligations required of it, as such duties and obligations are set forth herein.

3. Rights and Issuance of Rights Certificates. Each (1) share of Citizens Capital Corp. common stock owned of record receives (1) ("Rights A"). The ("Rights A") shall be represented by Certificates representing an aggregate of 48,022,500 ("Rights A"). The ("Rights A") Certificates shall be issued and delivered to rights holders of record by the ("Rights Agent"). Each (5) ("Rights A") is entitled to subscribe for the purchase of (1) share of SCOR Brands, Inc. common stock from (the "Company") at $0.52 per share.

The "Rights Agent" on written order of (the "Company") signed by its President and attested by its Secretary or other authorized officer shall deliver Rights Certificates in the required whole number denominations to the persons entitled thereto in connection with any transfer or exchange permitted under this ("Rights Agreement").

4. Form and Execution of Rights Certificates.

The Rights Certificate may have such letters, numbers or other marks of identification and such legends, summaries or endorsements printed, lithographed or engraved thereon as (the "Company") and (the "Rights Agent") may deem appropriate and consistent with the provisions of this agreement. The Rights Certificates shall be dated as of the date of issuance, whether on initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen or destroyed Rights Certificates.

Rights Certificates shall be executed on behalf of (the "Company") by its President and Secretary or any other company officer(s) so designated in writing by any duly authorized person (s) of (the "Company"). Said Rights Certificates shall be manually signed or have facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of (the "Company's") seal. Rights Certificates shall be manually countersigned by (the "Rights Agent") and shall not be valid for any purpose unless so countersigned. In the event any officer of (the "Company") shall cease to be an officer of (the "Company") before the date of issuance of the Rights Certificates or before countersignature and delivery by (the "Rights Agent"), such Rights Certificate may be countersigned, issued and delivered by (the "Rights Agent") with the same force and effect as though the person who signed such Rights Certificates had not ceased to be an officer of (the "Company").

5. Subscription to Rights. Each (5) "Rights A" entitles the holder thereof to subscribe for the purchase of (1) share of SCOR Brands, Inc. common stock from the Company at $0.52 per share. To scribe to (the "Rights A"), Rights Holders should fill in the requested information on the reverse side of the Rights Certificate by printing the number of SCOR Brands, Inc. common shares entitled to purchase from (the


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"Company") at $0.52 per share. All Rights Holders who wish to scribe for the purchase of SCOR Brands, Inc. common shares, from (the "Company") should mail said executed and signed Rights Subscription Certificate along with a certified check; cashiers check or money order directly to (the "Company") at:


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                             Citizens Capital Corp.
                           Attn: Rights A Subscription
                                P. O. Box 670406
                               Dallas, Texas 75367

Upon receipt of the executed, signed Rights Subscription Certificate along with a certified check; cashiers check or money order, (the "Company") shall cause the ("Rights Agent") to issue the entitled number of SCOR Brands, Inc. common shares to the subscribing Rights Holder following a determination by (the "Company") that purchase funds have been received.

Neither (the "Company") nor the ("Rights Agent") on behalf of (the "Company") shall issue any fractional ("Rights A") certificates. Any fractional ("Rights A") certificates shall be rounded down to the nearest whole number.

As soon as practicable after the receipt of the subscription purchase funds, (the "Company") shall cause (the "Rights Agent") to issue the related shares of SCOR Brands, Inc. common stock subscribed for purchase in writing and evidenced by the fully executed and signed Rights Certificate.

6. Reservation of Rights and Payment of Taxes. (The "Company") covenants that it will at all times reserve and have available from its authorized CLASS A SUBSCRIPTION RIGHTS such number of CLASS A SUBSCRIPTION RIGHTS necessary to adhere the required pro rata allocation to Rights Holders.

If any ("Rights A") require registration with or approval of any government authority under Federal or state law before such shares may be validly issued or delivered, (the "Company") covenants it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

The Rights holder shall pay all documentary stamp taxes and other government charges that may be imposed with respect to the issuance of (the "Rights A"), or the issuance, transfer or delivery of any ("Rights A") certificates on exercise of (the "Warrants A"). In the event the ("Rights A Shares") are to be delivered in a name other than the name of the Registered Holder of the Rights Certificate, no such delivery shall be made unless the person requesting the same has paid to (the "Rights Agent"), the amount of any such taxes or charges incident thereto.

(The "Rights Agent") is hereby irrevocably authorized to requisition certificates for ("Rights A") holders as required from time to time. (The "Company") has, contemporaneously with the execution of this ("Rights Agreement"), authorized the ("Rights Agent") to comply with all such requisitions.

7. Registration of Transfer of Rights Certificates. The Rights Certificates may be transferred in whole as authorized in this ("Rights Agreement"). Rights Certificates to be exchanged shall be surrendered to the ("Rights Agent") at its Corporate Office. (The "Company") shall execute, and the ("Rights Agent") shall countersign, issue and deliver in exchange therefor, the Rights Certificate or Certificates which the holder making the transfer shall be entitled to receive.

(The "Rights Agent") shall keep transfer books at its Corporate Office in which it shall record all Rights Certificates and the transfer thereof. On due presentment for transfer of any Rights Certificates at such office, (the "Company") shall execute, and (the "Rights Agent") shall issue and deliver to the transferee or


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transferees, a new Rights Certificate or Certificates representing an equal aggregate number of ("Rights A").

8. Loss or Mutilation. On receipt by (the "Company") and (the "Rights Agent") of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of any Rights Certificate, (the "Company") shall execute, and (the "Rights Agent") shall countersign and deliver in lieu thereof, a new Rights Certificate representing an equal aggregate number of("Warrants A"). In the case of loss, theft or destruction of any Rights Certificate, the individual requesting issuance of a new Rights Certificate shall be required to indemnify (the "Company") and (the "Rights Agent") in an amount satisfactory to each of them. In the event a Rights Certificate is mutilated, such Certificate shall be surrendered and canceled by (the "Rights Agent") prior to delivery of a new Rights Certificate. Applications for a substitute Rights Certificate shall also comply with such other regulations and pay such other reasonable charges as (the "Company") may prescribe.

9. Extension of Rights Subscription Period. (The "Rights") Subscription Period expires at 5:00 p.m. on November 30, 2001. Said rights subscription period may be extended one or more times, and from time to time, in the sole discretion of the board of directors of (the "Company"). Any such extension shall be evidenced by a written modification of this ("Rights Agreement") executed by (the "Company") and (the "Rights Agent"). Within seven days of the execution of any such written modification of this ("Rights Agreement"), (the "Company") shall make said amended )"Rights Agreement") public record and available to all ("Rights A") rights holders of record.

10. Purchase or Redemption of Right A by the Company. (The "Rights A") herein offered are not redeemable by (the "Company").

11. Duties, Compensation and Termination of Rights Agent. (The "Rights Agent") shall act hereunder as transfer agent for (the "Company") as it pertains to the ("Rights A") and the subscription to the purchase of SCOR Brands, Inc. common stock from the Company. Its duties shall be determined solely by the provisions hereof. (The "Rights Agent") shall not, by issuing and delivering Rights Certificates or by any other act hereunder, be deemed to make any representations as to the validity, value or authorization of the Rights Certificates or the ("Rights A") represented thereby the ("Rights Agent")

(The "Rights Agent") shall not (i) be liable for any recital or statement of fact contained herein or for any action taken or omitted by it in reliance on any Rights Certificate or other document or instrument believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties, (ii) be responsible for any failure on the part of (the "Company") to comply with any of its covenants and obligations contained in this ("Rights Agreement") or in the Rights Certificates, or (iii) be liable for any act or omission in connection with this ("Rights Agreement") except for its own negligence or willful misconduct.

(The "Rights Agent") may at any time consult with counsel satisfactory to it (who may be counsel for the "Company") and shall incur no liability or responsibility for any action taken or omitted by it in good faith in accordance with such notice, statement, instruction, request, direction, order or demand.

Any notice, statement, instruction, request, direction, order or demand of (the "Company") shall be sufficiently evidenced by an instrument signed by its President and attested by its Secretary or Assistant Secretary accompanied by the "Company's") corporate seal. (The "Rights Agent") shall not be liable for any action taken or omitted by it in accordance with such notice, statement, instruction, request, direction, order or demand.


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12. Notices. All notices, demands, elections, opinions or requests (however characterized or described) required or authorized hereunder shall be deemed given sufficiently in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to, in the case of (the "Company"):

                             Citizens Capital Corp.
                                 Attn: Rights A
                                P. O. Box 670406
                               Dallas, Texas 75230

and, if to the Registered Holder of a Rights Certificate, at the address of such holder as set forth on the books maintained by (the "Rights Agent").

13. Persons Benefiting. This ("Rights Agreement") shall be binding upon and inure to the benefit of (the "Company"), (the "Rights Agent") and their respective successors and assigns, and the holders from time to time of the Rights Certificates. Nothing in this ("Rights Agreement") is intended to or shall be construed to confer on any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation except that the parties agree that Citizens Capital Corp. is relying on each party to properly perform its duties and obligations under this ("Rights Agreement").

14. Further Instruments. The parties shall execute and deliver any and all such other instruments and shall take any and all such other actions as may be reasonable or necessary to carry out the intentions of this ("Rights Agreement").

15. Severability. If any provision of this ("Rights Agreement") shall be held, declared or pronounced void, void able, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this ("Rights Agreement"), which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

16. Waiver. All the rights and remedies of either party under this ("Rights Agreement") are cumulative and not exclusive of any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from a breach of this ("Rights Agreement") shall operate as a waiver of any subsequent right or remedy arising from a subsequent breach of this ("Rights Agreement"). The consent of any party where required hereunder to any act or occurrence shall not be deemed to be a consent to any other act or occurrence.

17. General Provisions. This ("Rights Agreement") shall be construed and enforced in accordance with, and governed by, the laws of the State of Texas. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. This ("Rights Agreement") embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this ("Rights Agreement") may not be modified or amended or any term or provision hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this ("Rights Agreement") are for convenience of reference only and shall not limit or otherwise affect the meaning thereof. This ("Rights Agreement") may be executed in any number of counterparts, each of which shall be deemed an original, but



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all of which taken together shall constitute one and the same instrument.


                                       12
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    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the below recorded date.

CITIZENS CAPITAL CORP.



By:___________________________Date_____________2001
   Billy D. Hawkins
   President


Securities Transfer Corporation



By:__________________________Date_____________2001
   Authorized Rights Agent Signature



(SEAL)


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  October 2, 2001

                                      By: /s/ Billy D. Hawkins
                                         ------------------------------
                                           Chief Executive Officer

Citizens Capital Corp.                By: /s/ Billy D. Hawkins
-------------------------                -----------------------------
      (Registrant)                         Chief Executive Officer




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